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SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

    THIS SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (the "Amendment"), dated as of April 13, 2001, is made and entered into among INTERDENT, INC. ("the Company"), the Requisite Holders and Union Bank of California, N.A., The Chase Manhattan Bank, Bank of America, N.A., Citizens Bank of Massachusetts, First National Bank, Fleet Capital Corporation, Sovereign Bank and U.S. Bank National Association (collectively, the "Additional Holders").

    WHEREAS, the Company has entered into a Registration Rights Agreement dated as of March 11, 1999 (the "Registration Rights Agreement"), pursuant to which the Holders received registration rights with respect to certain securities of the Company owned by the Holders; and

    WHEREAS, the Additional Holders desire to become parties to the Registration Rights Agreement, as amended hereby.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

    2.  Pursuant to Section 19 thereof, the Registration Rights Agreement is hereby amended as follows:

      (a) For all purposes of the Registration Rights Agreement, each Additional Holder shall be considered a Holder and entitled to all rights and subject to all obligations under the Registration Rights Agreement, as amended pursuant to this Amendment.

      (b) Schedule I to the Registration Rights Agreement is hereby amended to add at the end thereof, the following text:

    Union Bank of California, N.A.
    400 California St., 8th Floor
    San Francisco, CA 94104
    Attention: Nancy Perkins, Vice President
    Telephone: (415) 765-2264
    Telecopier: (415) 765-2170

    The Chase Manhattan Bank
    1166 Sixth Avenue, 16th Floor
    New York, NY 10036
    Attention: Eric Groberg, Vice President
    Telephone: (212) 899-1297
    Telecopier: (212) 899-2926

    Bank of America, N.A.
    South Coast Financial Center
    675 Anton Blvd., 2nd Floor
    Costa Mesa, CA 92626-7013
    Attention: Ronald Parisi, Senior Vice President
    Telephone: (714) 850-6590
    Telecopier: (714) 850-6566

    Citizens Financial Group, Inc.
    53 State Street, 8th Floor
    Boston, MA 02109

    Attention: Larry Jacobs, Vice President
    Telephone: (617) 994-7144
    Telecopier: (617) 742-9471

    First National Bank
    401 West "A" Street
    San Diego, CA 92101
    Attention: Daniel T. Grenci, Senior Vice President
    Telephone: (619) 233-5588 ext. 1603
    Telecopier: (619) 235-1266

    Fleet Capital Corporation
    15260 Ventura Blvd., Suite 400
    Sherman Oaks, CA 91403-7899
    Attention: Leslie Reuter, Senior Vice President
    Telephone: (818) 382-4403
    Telecopier: (818) 382-4291

    Sovereign Bank
    100 Pearl Street, 5th Floor
    Hartford, CT 06103
    Attention: Roland Lamothe
    Telephone: (860) 757-3415
    Telecopier: (860) 757-3450

    U.S. Bank National Association
    601 Second Avenue South
    MPFP2516
    Minneapolis, MN 55402-4302
    Attention: Daniel Falstad, VP
    Telephone: (612) 923-2176
    Telecopier: (612) 923-2148

    3.  All other provisions of the Registration Rights Agreement shall remain in full force and effect.

    IN WITNESS WHEREOF, the parties have executed and delivered this Second Amendment to Registration Rights Agreement as of the day and year first above written.

INTERDENT INC.

	By:	/s/ MICHAEL T. FIORE Michael T. Fiore Co-Chairman of the Board and Chief Executive Officer
ADDITIONAL HOLDERS:
UNION BANK OF CALIFORNIA, N.A.

	By:	/s/ THOMAS FRATAR
	Name:	Thomas Fratar
	Title:	Vice President
THE CHASE MANHATTAN BANK

	By:	/s/ ERIC GROBERG
	Name:	Eric Groberg
	Title:	Vice President
BANK OF AMERICA, N.A.

	By:	/s/ RONALD J. PARISI
	Name:	Ronald J. Parisi
	Title:	Sr. Vice President
CITIZENS FINANCIAL GROUP, INC.

	By:	/s/ LAWRENCE E. JACOBS
	Name:	Lawrence E. Jacobs
	Title:	Vice President
FIRST NATIONAL BANK

	By:	/s/ DANIEL T. GRENCY
	Name:	Daniel T. Grency
	Title:	CEO
FLEET CAPITAL CORPORATION

	By:	/s/ LESLIE REUTER
	Name:	Leslie Reuter
	Title:	Sr. Vice President
SOVEREIGN BANK

	By:	/s/ ROLAND D. LAMOTHE
	Name:	Roland D. Lamothe
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ DANIEL J. FALSTAD
	Name:	Daniel J. Falstad
	Title:	Vice President
REQUISITE HOLDERS:
J.P MORGAN PARTNERS (23A SBIC), LLC
	By:	J.P. Morgan Partners (23A SBIC), Inc. its Managing Member

	By:	/s/ J.P. MORGAN PARTNERS
Name:
Title:
SPROUT CAPITAL VII, L.P.
	By:	DLJ Capital Corp., its Managing General Partner

	By:	/s/ ROBERT FINZI Robert Finzi Attorney in Fact
SPROUT GROWTH II, L.P.
	By:	DLJ Capital Corp., its Managing Genberal Partner

	By:	/s/ ROBERT FINZI Robert Finzi Attorney in Fact
THE SPROUT CEO FUND, L.P.
	By:	DLJ Capital Corp., its General Partner

	By:	/s/ ROBERT FINZI Robert Finzi Attorney in Fact
DLJ CAPITAL CORP.

	By:	/s/ ROBERT FINZI Robert Finzi Attorney in Fact
DLJ FIRST ESC L.L.C.

	By:	/s/ ROBERT FINZI Robert Finzi Attorney in Fact

LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P.
By:	Levine Leichtman Capital Partners, Inc.

By:	/s/ LEVINE LEICHTMAN CAPITAL PARTNERS, INC.
Name:
Title:
SRM '93 Children's Trust

By:	/s/ MICHAEL T. FIORE
Name:
Title:

/s/ MICHAEL T. FIORE Michael T. Fiore

/s/ DR. STEVEN R. MATZKIN Dr. Steven R. Matzkin

/s/ L. THEODORE VAN EERDEN L. Theodore Van Eerden

/s/ NORMAN R. HUFFAKER Norman R. Huffaker

/s/ RANDY HENRY Randy Henry

/s/ GRANT M. SADLER Grant M. Sadler

/s/ DAVID P. NICHOLS David P. Nichols

/s/ MITCHELL B. OLAN Mitchell B. Olan

/s/ ROBERT FINZI Robert Finzi

/s/ ERIC GREEN Eric Green

/s/ PAUL H. KECKLEY Paul H. Keckley

/s/ H. WAYNE POSEY H. Wayne Posey

/s/ ROBERT F. RAUCCI Robert F. Raucci

/s/ CURTIS LEE SMITH, JR. Curtis Lee Smith, Jr.

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SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT